                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: October 4, 2012

                                                               Abby Inc.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                 000-54734                 applied for

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

60 Auburn Bay Avenue SE, Calgary, AB   Canada

                               (Address of Principal Executive Offices) (Zip Code)

                                                          403-922-4583

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws;  Change in fiscal year.

Amendments to Articles of Incorporation

On October 4, 2012 the Company filed amended  Articles of Incorporation with the Colorado Secretary of State approving a  5:1 forward split  of the Company’s issued and outstanding shares of common stock effective for the holders of record on October 8, 2011.  The amendment was approved by the written consent of the holders of a majority of the Company’s issued and outstanding shares of common stock and the number of votes cast in favor of the forward split was sufficient for approval.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
3.1	Amended Articles of Incorporation

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     ABBY INC.

                                         By: /s/ Thomas Forzani

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                                             Thomas Forzani, President

                       Date: October 11, 2012